UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-07916

ALLIANCEBERNSTEIN UTILITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2005

Date of reporting period:  November 30, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Utility Income Fund


Annual Report

November 30, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 25, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Utility Income Fund (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 GICS Utilities Composite (the "Composite"), for the six- and 12-month periods ended November 30, 2005. The Composite includes only domestic electric and two gas utilities, but excludes water utilities, telephones and telecommunication equipment companies, and international utilities. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Utility Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

In comparison to its benchmark, the Fund underperformed slightly for the 12-month period ended November 30, 2005, but outperformed over the six-month period ended November 30, 2005. This was principally attributed to the Fund's overweighted position in high quality, more defensive utilities, which include global utilities such as telephones, gas and water and are not included in the benchmark. Additionally, the Fund outperformed the Lipper Average over the six- and 12-month periods ended November 30, 2005.

Market Review and Investment Strategy

The Fund's manager regards 2005 as a continuation of a restructuring year for the utility sector, as most companies aggressively improved their balance sheets by selling non-core assets, cutting capital expenditures, issuing equity, paying down debt and exiting from some non-regulated businesses. The most encouraging aspect was the sector's improving free cash flow and more disciplined capital deployment, which led to some merger and acquisition (M&A) activities. Separately, utilities benefited from a number of macro trends, including the improved credit environment, rising gas and power prices, the reduction of tax rates on dividends and very low long-term interest rates. On the other hand, utilities were negatively impacted by the expectation of rising interest rates, the increased cost for fuel, health care expenses and pension costs. To mitigate the impact of rising rates on the Fund, the Fund's manager moved the Fund into companies with greater volatility but above-average growth in earnings, dividends and cash flow.

During the period under review, the manager continued to focus the Fund's investments on high quality names with attractive valuations. Within the electric utilities, focus was placed on the


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1


regulated integrated utilities instead of the non-regulated electric power marketers and generators. The manager remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, the manager remained cautious of the non-regulated generation and marketing sectors (given their improving balance sheets and easing liquidity concerns), but positive on the traditional regulated integrated utilities due to their earnings, stability, increasing free cash flow and growing dividends.

Approximately 85% of the Fund's investment portfolio was invested in U.S. companies as of November 30, 2005. Global utilities with weaker fundamentals outperformed the electrics with stronger fundamentals in the earlier part of 2005. The reason for this was that most of these companies received refinancing from their banks, thus easing their short-term liquidity problems and preventing them from filing for bankruptcy. Most of these fundamentally weak companies have abandoned their growth business models and returned to fundamental strategies. So far, these companies have restored some credibility in management and have started to execute on fundamentals and cash flow improvement. As the market begins to focus on high quality companies with strong fundamentals, performance will likely improve.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 GICS Utilities Composite does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Composite includes only domestic electric and two gas utilities, but excludes water utilities, telephones and telecommunication equipment companies and international utilities. For the six- and 12-month periods ended November 30, 2005, the Lipper Utility Funds Average consisted of 103 and 93 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Utility Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the utilities industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED NOVEMBER 30, 2005                        6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund
   Class A                                               8.45%        18.42%
-------------------------------------------------------------------------------
   Class B                                               8.04%        17.55%
-------------------------------------------------------------------------------
   Class C                                               8.02%        17.50%
-------------------------------------------------------------------------------
   Advisor Class                                         8.67%        18.76%
-------------------------------------------------------------------------------
   Class R**                                             8.30%        11.16%*
-------------------------------------------------------------------------------
   Class K**                                             8.44%        11.44%*
-------------------------------------------------------------------------------
   Class I**                                             8.61%        11.61%*
-------------------------------------------------------------------------------
S&P 500 GICS Utilities Composite                         6.12%        18.59%
-------------------------------------------------------------------------------
Lipper Utility Funds Average                             7.15%        15.91%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/95 TO 11/30/05


AllianceBernstein Utility Income Fund Class A: $25,621
S&P 500 GICS Utilities Composite: $20,177


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                         AllianceBernstein                 S&P 500 GICS
                    Utility Income Fund Class A        Utilities Composite
-------------------------------------------------------------------------------
    11/30/95                 $  9,575                        $ 10,000
    11/30/96                 $ 10,386                        $ 11,257
    11/30/97                 $ 12,786                        $ 12,959
    11/30/98                 $ 15,981                        $ 15,533
    11/30/99                 $ 19,221                        $ 14,397
    11/30/00                 $ 21,941                        $ 20,887
    11/30/01                 $ 18,487                        $ 15,493
    11/30/02                 $ 14,670                        $ 10,694
    11/30/03                 $ 16,854                        $ 13,168
    11/30/04                 $ 21,635                        $ 17,014
    11/30/05                 $ 25,621                        $ 20,177


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Fund Class A shares (from 11/30/95 to 11/30/05) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------

                             NAV Returns        SEC Returns
Class A Shares
1 Year                         18.42%             13.38%
5 Years                         3.15%              2.26%
10 Years                       10.34%              9.87%

Class B Shares
1 Year                         17.55%             13.55%
5 Years                         2.40%              2.40%
10 Years(a)                     9.73%              9.73%

Class C Shares
1 Year                         17.50%             16.50%
5 Years                         2.42%              2.42%
10 Years                        9.57%              9.57%

Advisor Class Shares
1 Year                         18.76%
5 Years                         3.45%
Since Inception*               11.43%

Class R Shares+
Since Inception*               11.16%

Class K Shares+
Since Inception*               11.44%

Class I Shares+
Since Inception*               11.61%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                            11.22%
5 Years                                            1.40%
10 Years                                           9.82%

Class B Shares
1 Year                                            11.29%
5 Years                                            1.56%
10 Years(a)                                        9.67%

Class C Shares
1 Year                                            14.32%
5 Years                                            1.57%
10 Years                                           9.52%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 9/30/96 for Advisor Class; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning                           Ending
                          Account Value                     Account Value                  Expenses Paid
                          June 1, 2005                    November 30, 2005                During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual       Hypothetical        Actual        Hypothetical**      Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000         $1,084.54         $1,017.40        $ 8.00          $ 7.74
---------------------------------------------------------------------------------------------------------------
Class B            $1,000          $1,000         $1,080.43         $1,013.79        $11.73          $11.36
---------------------------------------------------------------------------------------------------------------
Class C            $1,000          $1,000         $1,080.24         $1,013.84        $11.68          $11.31
---------------------------------------------------------------------------------------------------------------
Advisor
  Class            $1,000          $1,000         $1,086.73         $1,019.05        $ 6.28          $ 6.07
---------------------------------------------------------------------------------------------------------------
Class R            $1,000          $1,000         $1,083.03         $1,015.94        $ 9.50          $ 9.20
---------------------------------------------------------------------------------------------------------------
Class K            $1,000          $1,000         $1,084.42         $1,017.60        $ 7.79          $ 7.54
---------------------------------------------------------------------------------------------------------------
Class I            $1,000          $1,000         $1,086.09         $1,019.10        $ 6.22          $ 6.02
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.53%, 2.25%, 2.24%, 1.20%, 1.82%, 1.49% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**  Assumes 5% return before expenses.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $237.3


SECTOR BREAKDOWN*
     79.9%   Utilities
      9.8%   Energy
      6.6%   Consumer Services           [PIE CHART OMITTED]
      2.8%   Technology
      0.9%   Basic Industry


COUNTRY BREAKDOWN*
     84.6%   United States
      4.5%   Mexico
      2.2%   Hong Kong
      2.0%   Brazil
      1.9%   United Kingdom              [PIE CHART OMITTED]
      1.2%   Egypt
      1.0%   Canada

      2.6%   Other


* All data are as of November 30, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1% weightings in China, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7


TEN LARGEST HOLDINGS
November 30, 2005

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

FPL Group, Inc. (common & preferred)              $11,489,763           4.9%
-------------------------------------------------------------------------------
TXU Corp. (common & preferred)                      9,507,438           4.0
-------------------------------------------------------------------------------
America Movil S.A. de C.V. Series L                 7,912,360           3.3
-------------------------------------------------------------------------------
Exelon Corp. (common & preferred)                   7,545,800           3.2
-------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.
  (common & preferred)                              6,155,403           2.6
-------------------------------------------------------------------------------
Sprint Corp. (FON Group)                            6,050,465           2.6
-------------------------------------------------------------------------------
AGL Resources, Inc. (common &
  preferred)                                        6,002,289           2.5
-------------------------------------------------------------------------------
Southern Co. (common & preferred)                   5,959,707           2.5
-------------------------------------------------------------------------------
Kinder Morgan, Inc.                                 5,898,060           2.5
-------------------------------------------------------------------------------
Questar Corp. (common & preferred)                  5,763,488           2.4
-------------------------------------------------------------------------------
                                                  $72,284,773          30.5%


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


PORTFOLIO OF INVESTMENTS
November 30, 2005


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-99.9%

Utilities-79.8%
Electric & Gas Utility-69.4%
AES Corp.(a)                                          254,300     $   4,010,311
AES Tiete S.A.                                    153,589,300         3,206,312
AGL Resources, Inc.                                   169,700         6,002,289
Allegheny Energy, Inc.(a)                              88,000         2,449,040
Ameren Corp.                                           92,400         4,847,304
American Electric Power Co., Inc. 9.25% cv.
  preferred stock                                     141,459         5,168,912
Atmos Energy Corp.                                     67,300         1,788,161
Cinergy Corp.                                          37,600         1,544,608
Consolidated Edison, Inc.                              98,800         4,499,352
Constellation Energy Group                             43,000         2,278,570
CPFL Energia S.A. (ADR)                                44,000         1,507,880
Dominion Resources, Inc.                               57,100         4,336,745
DTE Energy Co.                                         97,783         4,267,250
Duke Energy Corp.                                     134,000         3,599,240
Edison International                                  110,400         4,981,248
Entergy Corp.                                          79,500         5,565,000
Equitable Resources, Inc.                             131,800         4,928,002
Exelon Corp.                                          145,000         7,545,800
FirstEnergy Corp.                                      74,000         3,475,040
FPL Group, Inc.                                       146,600         6,214,374
FPL Group, Inc. 8.00% cv. preferred stock              83,300         5,275,389
Great Plains Energy, Inc. 8.00% cv.
  preferred stock                                     110,000         2,840,200
Hong Kong and China Gas Co., Ltd.                   2,453,000         5,169,161
ITC Holdings Corp.                                     33,800           933,556
National Grid Transco Plc                             348,387         3,217,344
New Jersey Resources Corp.                             96,350         4,095,838
Northwest Natural Gas Co.                              45,700         1,570,252
NSTAR                                                 175,900         4,941,031
PG&E Corp.                                            152,800         5,619,984
PNM Resources, Inc. 6.75% cv. preferred stock         107,100         5,251,113
PPL Corp.                                             183,800         5,403,720
Public Service Enterprise Group, Inc.                  98,141         6,155,403
Questar Corp.                                          77,300         5,763,488
Scottish & Southern Energy Plc                         70,489         1,192,857
Sempra Energy                                         108,967         4,789,100
Southern Co.                                          171,700         5,959,707
TXU Corp.                                              92,638         9,507,438
Xcel Energy, Inc.                                     258,800         4,790,388
                                                                  -------------
                                                                    164,691,407
                                                                  -------------
Public Utilities - Electric & Gas-1.1%
Georgia Power Co. 6.00%, 8/15/44                      105,000         2,596,650
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Telephone Utility-7.3%
AT&T, Inc.                                            192,000     $   4,782,720
BellSouth Corp.                                       115,900         3,159,434
Chunghwa Telecom Co., Ltd. (ADR)                      122,000         2,125,240
Sprint Corp. (FON Group)                              241,632         6,050,465
Verizon Communications, Inc.                           37,100         1,186,458
                                                                  -------------
                                                                     17,304,317
                                                                  -------------
Miscellaneous-2.0%
Aqua America, Inc.                                    127,600         4,719,924
California Water Service Group                          3,100           110,205
                                                                  -------------
                                                                      4,830,129
                                                                  -------------
                                                                    189,422,503
                                                                  -------------
Energy-9.8%
Domestic Producers-0.8%
Energen Corp.                                          53,000         1,945,100
                                                                  -------------
International-0.5%
Talisman Energy, Inc.                                  24,000         1,146,720
                                                                  -------------
Oil Service-0.5%
Suncor Energy, Inc.                                    22,000         1,251,580
                                                                  -------------
Pipelines-6.9%
Kinder Morgan, Inc.                                    65,100         5,898,060
ONEOK, Inc.                                            85,800         2,353,494
Southern Union Co. 5.75% cv. preferred stock           33,100         2,366,650
Williams Cos., Inc.                                   261,700         5,626,550
                                                                  -------------
                                                                     16,244,754
                                                                  -------------
Miscellaneous-1.1%
Peabody Energy Corp.                                   33,800         2,665,468
                                                                  -------------
                                                                     23,253,622
                                                                  -------------
Consumer Services-6.6%
Broadcasting & Cable-1.2%
Grupo Televisa S.A. (ADR)                              36,100         2,866,340
                                                                  -------------
Cellular Communications-5.4%
America Movil S.A. de C.V. Series L (ADR)             275,500         7,912,360
Orascom Telecom Holding SAE (GDR)(b)                   58,000         2,914,500
Turkcell Iletisim Hizmetleri A (ADR)                  127,000         1,936,750
                                                                  -------------
                                                                     12,763,610
                                                                  -------------
                                                                     15,629,950
                                                                  -------------

_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-2.8%
Communication Equipment-2.8%
Nextel Partners, Inc. Cl.A(a)                          93,700     $   2,483,050
QUALCOMM, Inc.                                         91,000         4,137,770
                                                                  -------------
                                                                      6,620,820
                                                                  -------------
Basic Industry-0.9%
Mining & Metals-0.9%
China Shenhua Energy Co. Ltd.Cl. H(a)               1,927,000         2,144,299
                                                                  -------------
Total Investments-99.9%
  (cost $178,669,831)                                               237,071,194
Other assets less liabilities-0.1%                                      247,849
                                                                  -------------
Net Assets-100%                                                   $ 237,319,043
                                                                  =============


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At November 30, 2005, the market value of this security amounted to $2,914,500 or 1.2% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005

ASSETS
Investments in securities, at value (cost $178,669,831)          $  237,071,194
Foreign cash at value (cost $37,961)                                     37,959
Receivable for investment securities sold                               929,302
Dividends and interest receivable                                       679,937
Receivable for capital stock sold                                       447,699
                                                                 --------------
Total assets                                                        239,166,091
                                                                 --------------
LIABILITIES
Due to custodian                                                        244,354
Payable for capital stock redeemed                                    1,049,910
Distribution fee payable                                                147,817
Advisory fee payable                                                    107,198
Transfer Agent fee payable                                               47,222
Administrative fee payable                                                  482
Accrued expenses                                                        250,065
                                                                 --------------
Total liabilities                                                     1,847,048
                                                                 --------------
Net Assets                                                       $  237,319,043
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       13,421
Additional paid-in capital                                          247,295,497
Undistributed net investment income                                     566,862
Accumulated net realized loss on investment and
  foreign currency transactions                                     (68,958,061)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities                58,401,324
                                                                 --------------
                                                                 $  237,319,043
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                         Net Asset Value and:
                                                    ----------------------------       Maximum
                                     Shares           Offering       Redemption       Offering
Class            Net Assets       Outstanding           Price           Price           Price*
-------------------------------------------------------------------------------------------------
A              $ 77,696,279         4,360,361              --           $17.82         $18.61
-------------------------------------------------------------------------------------------------
B              $111,371,000         6,328,390          $17.60               --             --
-------------------------------------------------------------------------------------------------
C              $ 45,175,249         2,560,701          $17.64               --             --
-------------------------------------------------------------------------------------------------
Advisor        $  3,043,577           169,962          $17.91           $17.91             --
-------------------------------------------------------------------------------------------------
R              $     11,013            618.41          $17.81           $17.81             --
-------------------------------------------------------------------------------------------------
K              $     11,017            618.41          $17.82           $17.82             --
-------------------------------------------------------------------------------------------------
I              $     10,908            612.37          $17.81           $17.81             --
-------------------------------------------------------------------------------------------------

* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2005


INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $47,283)                                     $  9,010,478
Interest                                                78,594     $  9,089,072
                                                  ------------
EXPENSES
Advisory fee                                         1,262,817
Distribution fee--Class A                              214,486
Distribution fee--Class B                            1,138,618
Distribution fee--Class C                              413,885
Distribution fee--Class R                                   40
Distribution fee--Class K                                   20
Transfer agency                                        563,888
Printing                                               206,399
Custodian                                              180,580
Registration                                           129,235
Legal                                                   98,618
Administrative                                          90,000
Audit                                                   59,882
Directors' fees                                         24,282
Miscellaneous                                           17,617
                                                  ------------
Total expenses                                       4,400,367
Less: expense offset arrangement
  (see Note B)                                          (4,198)
                                                  ------------
Net expenses                                                          4,396,169
                                                                   ------------
Net investment income                                                 4,692,903
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            25,905,284
  Foreign currency transactions                                         (47,295)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                         6,443,007
  Foreign currency denominated assets
    and liabilities                                                         (51)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                              32,300,945
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ 36,993,848
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2005             2004
                                                ==============   ==============
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income                           $    4,692,903   $    4,113,319
Net realized gain on investment
  and foreign currency transactions                 25,857,989       16,162,768
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                 6,442,956       28,989,739
                                                --------------   --------------
Net increase in net assets from
  operations                                        36,993,848       49,265,826

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                           (2,238,859)      (1,241,661)
  Class B                                           (2,929,375)      (1,750,932)
  Class C                                           (1,027,462)        (521,345)
  Advisor Class                                        (97,882)         (59,858)
  Class R                                                 (202)              -0-
  Class K                                                 (223)              -0-
  Class I                                                 (243)              -0-

CAPITAL STOCK TRANSACTIONS
Net decrease                                        (7,712,448)     (28,257,273)
                                                --------------   --------------
Total increase                                      22,987,154       17,434,757

NET ASSETS
Beginning of period                                214,331,889      196,897,132
                                                --------------   --------------
End of period (including undistributed
  net investment income of $566,862
  and $2,215,500, respectively)                 $  237,319,043   $  214,331,889
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class-specific expenses which are allocated to the respective class.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $90,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2005.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $261,932 for the year ended November 30, 2005.

For the year ended November 30, 2005, the Fund's expenses were reduced by $4,198 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $14,964 from the sale of Class A shares and received $16,435, $135,867 and $6,471 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005 amounted to $283,345, of which $29,235 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,853,804, $1,814,218, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  107,209,799   $  112,954,115
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $  179,836,282
                                                                 ==============
Gross unrealized appreciation                                    $   60,385,793
Gross unrealized depreciation                                        (3,150,881)
                                                                 --------------
Net unrealized appreciation                                      $   57,234,912
                                                                 ==============

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lend-


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19


ing Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrowers's failure to return a loaned security when due. As of November 30, 2005, the Fund had no securities on loan.

NOTE F

Capital Stock

There are 21,000,000,000 shares of $.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,145,283       966,073    $ 36,366,749    $ 13,363,727
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              113,264        75,584       1,893,678       1,001,917
-------------------------------------------------------------------------------
Shares converted
  from Class B           137,290       197,355       2,374,117       2,684,970
-------------------------------------------------------------------------------
Shares redeemed       (2,035,542)   (1,452,600)    (34,479,080)    (19,711,729)
-------------------------------------------------------------------------------
Net increase
  (decrease)             360,295      (213,588)   $  6,155,464    $ (2,661,115)
===============================================================================

Class B
Shares sold              906,552       706,197    $ 15,138,548    $  9,482,220
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              128,789        93,519       2,111,115       1,219,830
-------------------------------------------------------------------------------
Shares converted
  to Class A            (138,846)     (199,491)     (2,374,117)     (2,684,970)
-------------------------------------------------------------------------------
Shares redeemed       (1,912,431)   (2,217,043)    (31,795,769)    (29,826,178)
-------------------------------------------------------------------------------
Net decrease          (1,015,936)   (1,616,818)   $(16,920,223)   $(21,809,098)
===============================================================================


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class C
Shares sold              662,098       515,872    $ 11,168,425    $  7,100,564
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               38,464        25,059         634,392         327,662
-------------------------------------------------------------------------------
Shares redeemed         (551,656)     (792,974)     (9,197,624)    (10,585,311)
-------------------------------------------------------------------------------
Net increase
  (decrease)             148,906      (252,043)   $  2,605,193    $ (3,157,085)
===============================================================================

Advisor Class
Shares sold              180,333        13,248    $  3,047,118    $    182,177
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                3,993         2,456          67,489          32,673
-------------------------------------------------------------------------------
Shares redeemed         (154,747)      (61,256)     (2,697,689)       (844,825)
-------------------------------------------------------------------------------
Net increase
  (decrease)              29,579       (45,552)   $    416,918    $   (629,975)
===============================================================================

                   March 1, 2005(a)              March 1, 2005(a)
                   to November 30,               to November 30,
                         2005                          2005
                     ------------                --------------
Class R
Shares sold                  618                  $     10,100
-------------------------------------------------------------------------------
Net increase                 618                  $     10,100
===============================================================================

Class K
Shares sold                  618                  $     10,100
-------------------------------------------------------------------------------
Net increase                 618                  $     10,100
===============================================================================

Class I
Shares sold                  612                  $     10,000
-------------------------------------------------------------------------------
Net increase                 612                  $     10,000
===============================================================================

(a)  Commencement of distribution.


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21


The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    6,294,246       $3,573,796
                                            --------------   --------------
Total taxable distributions                      6,294,246        3,573,796
                                            --------------   --------------
Total distributions paid                    $    6,294,246       $3,573,796
                                            ==============   ==============

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      566,862
Accumulated capital and other losses                            (67,791,610)(a)
Unrealized appreciation/(depreciation)                           57,234,873(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   (9,989,875)
                                                             ==============

(a) On November 30, 2005, the Fund had a net capital loss carryforward of $67,791,610, which will expire in the year 2010. During the fiscal year, the Fund utilized capital loss carryforwards of $25,690,029.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net investment loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23


reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class A
                                        ---------------------------------------------------------------
                                                             Year Ended November 30,
                                        ---------------------------------------------------------------
                                            2005         2004         2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $15.54       $12.39       $11.01       $14.17       $17.90

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                     .43          .35(b)(c)    .32(b)       .27(b)       .23
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              2.39         3.11         1.30        (3.17)       (2.88)
Net increase (decrease) in
  net asset value from
  operations                                2.82         3.46         1.62        (2.90)       (2.65)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                    (.54)        (.31)        (.24)        (.26)        (.97)
Tax return of capital                         -0-          -0-          -0-          -0-        (.11)
Total dividends and
  distributions                             (.54)        (.31)        (.24)        (.26)       (1.08)
Net asset value,
  end of period                           $17.82       $15.54       $12.39       $11.01       $14.17

TOTAL RETURN
Total investment return based
  on net asset value(d)                    18.42%       28.37%       14.89%      (20.65)%     (15.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $77,696      $62,166      $52,188      $48,908      $73,487
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.44%        1.39%        1.50%        1.50%        1.46%
  Expenses, before waivers/
    reimbursements                          1.44%        1.53%        1.70%        1.61%        1.46%
  Net investment income                     2.54%        2.59%(b)(c)  2.79%(b)     2.18%(b)     1.38%
Portfolio turnover rate                       47%          45%          74%          99%          21%


See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     Class B
                                        ---------------------------------------------------------------
                                                             Year Ended November 30,
                                        ---------------------------------------------------------------
                                            2005         2004         2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $15.36       $12.24       $10.87       $13.98       $17.72

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                     .30          .25(b)(c)    .24(b)       .18(b)       .11
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              2.36         3.08         1.27        (3.12)       (2.84)
Net increase (decrease)
  in net asset value from
  operations                                2.66         3.33         1.51        (2.94)       (2.73)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                    (.42)        (.21)        (.14)        (.17)        (.90)
Tax return of capital                         -0-          -0-          -0-          -0-        (.11)
Total dividends and
  distributions                             (.42)        (.21)        (.14)        (.17)       (1.01)
Net asset value,
  end of period                           $17.60       $15.36       $12.24       $10.87       $13.98

TOTAL RETURN
Total investment return based
  on net asset value(d)                    17.55%       27.50%       13.99%      (21.18)%     (16.38)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $111,371     $112,838     $109,717     $112,372     $181,338
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          2.15%        2.13%        2.20%        2.20%        2.17%
  Expenses, before waivers/
    reimbursements                          2.15%        2.27%        2.44%        2.34%        2.17%
  Net investment income                     1.80%        1.84%(b)(c)  2.08%(b)     1.49%(b)      .67%
Portfolio turnover rate                       47%          45%          74%          99%          21%


See footnote summary on page 33.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class C
                                        ---------------------------------------------------------------
                                                             Year Ended November 30,
                                        ---------------------------------------------------------------
                                            2005         2004         2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $15.40       $12.27       $10.89       $14.00       $17.74

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                     .30          .25(b)(c)    .24(b)       .18(b)       .11
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              2.36         3.09         1.28        (3.12)       (2.84)
Net increase (decrease)
  in net asset value from
  operations                                2.66         3.34         1.52        (2.94)       (2.73)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                    (.42)        (.21)        (.14)        (.17)        (.90)
Tax return of capital                         -0-          -0-          -0-          -0-        (.11)
Total dividends and
  distributions                             (.42)        (.21)        (.14)        (.17)       (1.01)
Net asset value,
  end of period                           $17.64       $15.40       $12.27       $10.89       $14.00

TOTAL RETURN
Total investment return based
  on net asset value(d)                    17.50%       27.52%       14.06%      (21.15)%     (16.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $45,175      $37,137      $32,680      $32,013      $49,259
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          2.15%        2.10%        2.20%        2.20%        2.17%
  Expenses, before waivers/
    reimbursements                          2.15%        2.25%        2.42%        2.33%        2.17%
  Net investment income                     1.82%        1.88%(b)(c)  2.09%(b)     1.50%(b)      .68%
Portfolio turnover rate                       47%          45%          74%          99%          21%


See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Advisor Class
                                        ---------------------------------------------------------------
                                                            Year Ended November 30,
                                        ---------------------------------------------------------------
                                            2005         2004         2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $15.61       $12.44       $11.07       $14.23       $17.97

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                     .46          .39(b)(c)    .37(b)       .33(b)       .27
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              2.42         3.13         1.28        (3.19)       (2.89)
Net increase (decrease)
  in net asset value from
  operations                                2.88         3.52         1.65        (2.86)       (2.62)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                    (.58)        (.35)        (.28)        (.30)       (1.00)
Tax return of capital                         -0-          -0-          -0-          -0-        (.12)
Total dividends and
  distributions                             (.58)        (.35)        (.28)        (.30)       (1.12)
Net asset value,
  end of period                           $17.91       $15.61       $12.44       $11.07       $14.23

TOTAL RETURN
Total investment return based
  on net asset value(d)                    18.76%       28.79%       15.12%      (20.32)%     (15.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $3,044       $2,191       $2,312       $2,563       $3,890
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.13%        1.10%        1.20%        1.20%        1.16%
  Expenses, before waivers/
    reimbursements                          1.13%        1.24%        1.41%        1.31%        1.16%
  Net investment income                     2.76%        2.88%(b)(c)  3.21%(b)     2.49%(b)     1.65%
Portfolio turnover rate                       47%          45%          74%          99%          21%


See footnote summary on page 33.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                 Class R
                                                             ---------------
                                                             March 1, 2005(e),
                                                                    to
                                                               November 30,
                                                                   2005
                                                             ---------------
Net asset value, beginning of period                             $16.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .31
Net realized and unrealized gain on investment and
  foreign currency transactions                                    1.50
Net increase in net asset value from operations                    1.81

LESS: DIVIDENDS
Dividends from net investment income                               (.33)
Net asset value, end of period                                   $17.81

TOTAL RETURN
Total investment return based on net asset value(d)               11.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $11
Ratio to average net assets of:
  Expenses(f)                                                      1.68%
  Net investment income(f)                                         2.41%
Portfolio turnover rate                                              47%


See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                Class K
                                                             ---------------
                                                             March 1, 2005(e),
                                                                    to
                                                               November 30,
                                                                   2005
                                                             ---------------
Net asset value, beginning of period                             $16.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .35
Net realized and unrealized gain on investment and
  foreign currency transactions                                    1.50
Net increase in net asset value from operations                    1.85

LESS: DIVIDENDS
Dividends from net investment income                               (.36)
Net asset value, end of period                                   $17.82

TOTAL RETURN
Total investment return based on net asset value(d)               11.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $11
Ratio to average net assets of:
  Expenses(f)                                                      1.37%
  Net investment income(f)                                         2.73%
Portfolio turnover rate                                              47%


See footnote summary on page 33.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                Class I
                                                             ---------------
                                                             March 1, 2005(e),
                                                                    to
                                                               November 30,
                                                                   2005
                                                             ---------------
Net asset value, beginning of period                             $16.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .39
Net realized and unrealized gain on investment and
  foreign currency transactions                                    1.49
Net increase in net asset value from operations                    1.88

LESS: DIVIDENDS
Dividends from net investment income                               (.40)
Net asset value, end of period                                   $17.81

TOTAL RETURN
Total investment return based on net asset value(d)               11.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $11
Ratio to average net assets of:
  Expenses(f)                                                      1.08%
  Net investment income(f)                                         3.01%
Portfolio turnover rate                                              47%


(a)  Based on average shares outstanding.

(b)  Net of fees and expenses waived/reimbursed by the Adviser.

(c)  Net of fees and expenses waived/reimbused by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and disributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distribution.

(f)  Annualized.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 33


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Utility Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Utility Income Fund, Inc. (the "Fund") at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 23, 2006


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of total ordinary income distributed as qualified dividend income.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2005 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Utility Income Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, the required number of outstanding shares voted in favor of the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the fourth item of business, the reclassification of the Fund's investment objective as non-fundamental with changes to the Fund's investment objectives, and the proposals were approved. With respect to the second item of business, the amendment and restatement of the Fund's charter, an insufficient number of required outstanding shares voted in favor of the proposal and therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                      Withheld
                               Voted For             Authority
                         -------------------------------------------
Ruth Block                     7,641,592               258,863
David H. Dievler               7,640,937               259,518
John H. Dobkin                 7,651,490               248,965
Michael J. Downey              7,649,252               251,203
William H. Foulk, Jr.          7,643,739               256,715
D. James Guzy                  7,640,471               259,984
Marc O. Mayer                  7,647,964               252,491
Marshall C. Turner, Jr.        7,649,335               251,120


3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                           Voted                        Broker
                                         Voted For        Against      Abstained      Non-Votes
                                      -----------------------------------------------------------
3.A.     Diversification                 5,505,661        244,287        126,026      1,819,882

3.B.     Issuing Senior Securities       5,475,921        268,970        131,083      1,819,882
         and Borrowing Money

3.C.     Underwriting Securities         5,494,336        251,030        130,608      1,819,882

3.D.     Concentration of                5,492,935        253,287        129,753      1,819,882
         Investments

3.E.     Real Estate and                 5,477,316        255,240        143,238      1,819,882
         Companies That Deal
         In Real Estate

3.F.     Commodity Contracts             5,455,264        280,992        139,718      1,819,882
         and Futures Contracts



_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 35


                                                           Voted                        Broker
                                         Voted For        Against      Abstained      Non-Votes
                                      -----------------------------------------------------------
3.G.     Loans                           5,463,936        282,506        129,532      1,819,882

3.H.     Joint Securities Trading        5,481,703        253,712        140,559      1,819,882
         Accounts

3.I.     Exercising Control              5,489,500        260,423        126,051      1,819,882

3.J.     Other Investment                5,483,051        255,205        137,718      1,819,882
         Companies

3.K.     Oil, Gas and Other Types        5,481,892        267,502        126,580      1,819,882
         of Minerals or Mineral
         Leases

3.L.     Purchase of Securities          5,482,151        265,075        128,748      1,819,882
         on Margin

3.M.     Short Sales                     5,487,542        259,816        128,616      1,819,882

3.S.     65% Investment Limitation       5,482,388        265,845        127,741      1,819,882

3.W.     Purchasing Voting or            5,486,428        260,501        129,045      1,819,882
         Other Securities

4.B.     The reclassification of         5,182,889        207,164        485,921      1,819,882
         the Fund's fundamental
         investment objective as
         non-fundamental with
         changes to the Fund's
         investment objectives.



_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Ms. Tsao is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 37


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
         NAME,                              PRINCIPAL                             COMPLEX        DIRECTORSHIP
ADDRESS, DATE OF BIRTH                    OCCUPATION(S)                          OVERSEEN BY       HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of                     106         SCB Partners,
1345 Avenue of the                  Alliance Capital Management                                   Inc. and
Americas                            Corporation ("ACMC") since                                    SCB, Inc.
New York, NY 10105                  2001 and Chairman of the
10/2/57                             Board of ABIRM since prior
(2003)                              to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#             Investment adviser and an                       108             None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of
Greenwich, CT 06830                 Barrett Associates, Inc., a
9/7/32                              registered investment adviser,
(1993)                              with which he had been
Chairman of the Board               associated since prior to 2001.
                                    He was formerly Deputy Comptroller
                                    and Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

Ruth Block,#,**                     Formerly: Executive Vice                        106             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/30                             Assurance Society of the United
(1993)                              States; Chairman and Chief
                                    Executive Officer of Evlico
                                    (insurance); Director of Avon,
                                    BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; Governor
                                    at Large, National Association of
                                    Securities Dealers, Inc.

David H. Dievler,#                  Independent consultant. Until                   107             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of ACMC
10/23/29                            responsible for mutual fund
(1993)                              administration. Prior to joining ACMC
                                    |in 1984 he was Chief Financial Officer
                                    of Eberstadt Asset Management since
                                    1968. Prior to that he was a Senior
                                    Manager at Price Waterhouse & Co.
                                    Member of American Institute of
                                    Certified Public Accountants since
                                    1953.



_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
         NAME,                              PRINCIPAL                            COMPLEX        DIRECTORSHIP
ADDRESS, DATE OF BIRTH                    OCCUPATION(S)                         OVERSEEN BY       HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#                    Consultant. Formerly President                  106         Municipal Art
P.O. Box 12                         of Save Venice, Inc. (preservation                          Society (New
Annandale, NY 12504                 organization) from 2001-2002,                                York City)
2/19/42                             a Senior Advisor from June 1999
(1993)                              -June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy of
                                    Design and during 1988 - 1992,
                                    he was Director and Chairman of
                                    the Audit Committee of ACMC.

Michael J. Downey,#                 Consultant since January 2004.                  106             Asia
c/o Alliance Capital                Formerly managing partner of                                  Pacific
Management L.P.                     Lexington Capital, LLC (investment                           Fund, Inc.,
Attn: Philip Kirstein               advisory firm) from 1997 until                                and The
1345 Avenue of the                  December 2003. Prior thereto,                                  Merger
Americas                            Chairman and CEO of Prudential                                  Fund
New York, NY 10105                  Mutual Fund Management
1/26/44                             (1987-1993).
(2005)

D. James Guzy, #                    Chairman of the Board of PLX                    106       Intel Corporation,
P.O. Box 128                        Technology (semi-conductors) and of                          Cirrus Logic
Glenbrook, NV 89413                 SRC Computers Inc., with which he                            Corporation,
3/7/36                              has been associated since prior to                             Novellus
(2005)                              2001. He is also President of the                            Corporation,
                                    Arbor Company (private family                                   Micro
                                    investments).                                                 Component
                                                                                               Technology, the
                                                                                                Davis Selected
                                                                                                Advisors Group
                                                                                                of Mutual Funds,
                                                                                               and LogicVision


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 39


                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
         NAME,                              PRINCIPAL                             COMPLEX       DIRECTORSHIP
ADDRESS, DATE OF BIRTH                    OCCUPATION(S)                          OVERSEEN BY       HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture                     106             Toppan
220 Montgomery Street               Associates (venture capital and                             Photomasks, Inc.,
Penthouse 10                        consulting) since prior to 2001. He                        the George Lucas
San Francisco, CA 94104             is Chairman and CEO, DuPont                                  Educational
10/10/41                            Photomasks, Inc., Austin Texas,                            Foundation, and
(2005)                              2003-2005, and President and CEO                           Chairman of the
                                    since company acquired, and name                             Board of the
                                    changed to Toppan Photomasks, Inc.                          Smithsonian's
                                    in 2005 (semi-conductor                                    National Museum
                                    manufacturing services).                                  of Natural History


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Officer Information

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                        POSITION(S)                     PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer,                      President                       See biography above.
10/2/57

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and
5/29/45                             and Independent                 Independent Compliance Officer of the
                                    Compliance Officer              AllianceBernstein Funds with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004 and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since
                                                                    prior to 2001 until March 2003.

Paul C. Rissman,                    Senior Vice President           Executive Vice President of
11/10/56                                                            ACMC**, with which he has been
                                                                    associated since prior to 2001.

Thomas J. Bardong,                  Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                             which he has been associated since
                                                                    prior to 2001.

Annie Tsao,                         Vice President                  Senior Vice President of ACMC**, with
10/22/52                                                            which she has been associated since
                                                                    prior to 2001.

Emilie D. Wrapp,                    Secretary                       Senior Vice President, Assistant
11/13/55                                                            General Counsel and Assistant
                                                                    Secretary of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which she has been associated since
                                                                    prior to 2001.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    Vice President of ABIRM**, with which
                                                                    he has been associated since prior to
                                                                    2001.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior to
                                                                    2001.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 41


Information Regarding the Review and Approval of the Fund's Investment Advisory Contract

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 43


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 45


policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Fund as compared to other funds in the Lipper Utility Funds Average for periods ending March 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception October 1993) and for each of the last ten calendar years and compared to the Standard & Poor's 500 GICS Utilities Composite. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 10 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 19 to 12 funds (depending on the year) in its Lipper category selected by Lipper (the "Perfor-


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


mance Universe") for periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was slightly below the Lipper median for the YTD, slightly above the Lipper median in the 1-year period and significantly above the Lipper medians for all other periods, and that the Fund's calendar year performance was above the Lipper medians for all calendar year periods except for 2003 and 1994 to 1996. The directors further noted that in the Performance Group and Performance Universe comparisons, the Fund was in the first or second quintile for all periods reviewed except that it was in the third quintile for the 1-year period. Based on their review, the directors concluded that the Fund's relative investment performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in equity securities. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 47


groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 55 basis points was materially lower than the median for the Expense Group. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 4 basis points and that as a result the Adviser's total compensation from the Fund pursuant to the Advisory Agreement was only somewhat lower than the median for the Expense Group. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors noted that the Fund's total expense ratio was somewhat higher than the medians for the Expense Group and the Expense Universe. The directors noted that the Fund's assets were less than $220 million and that its expense ratio would be favorably impacted should assets increase, and concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 49


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Utility Income Fund, Inc., (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 51


                                                   Advisory Fee Based on % of
                                                    Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.          First $2.5 billion .55%
                                                     Next $2.5 billion .45%
                                                   Excess over $5 billion .40%


The table below shows pro-forma expense ratio information for the Fund for its most recent fiscal year.

                                                  Pro-Forma          Fiscal
                                                Expense Ratio*      Year End
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.     Advisor-1.02%     November 30,
                                                Class A-1.32%         2004
                                                Class B-2.05%
                                                Class C-2.03%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                   Latest
                                                Fiscal Year     As % of Average
                                                   Amount      Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.      $89,200.00           .04


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.


* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


_______________________________________________________________________________

52 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund. However, with respect to the Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund. The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. With respect to the Fund, the Adviser represented that there are no offshore retail mutual funds of similar investment style.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                        Lipper Group
                                                Fee        Median        Rank
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.     0.55        0.650        1/10


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classifica-


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 53


tion/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                               Lipper        Lipper                       Lipper
                                 Expense      Universe      Universe        Lipper         Group
                                  Ratio        Median         Rank        Group Rank      Median
--------------------------------------------------------------------------------------------------
AllianceBernstein Utility
Income Fund, Inc.                 1.381         1.281         12/17          8/10         1.281


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES

PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


_______________________________________________________________________________

54 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.                      $4,512

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                   12b-1Fee
                                                  Received**     CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.       $1,592,029       $192,706


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                  AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.                       $343,000


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**  12b-1 amounts are gross amounts paid to ABIRM.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 55


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                                  Performance Year
                                                    Rank in Performance Universe for Periods
                                                                Ended March 31, 2005
------------------------------------------------------------------------------------------------
                                                     1           3           5           10
------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund, Inc.         9/19        6/18        4/16        4/12



_______________________________________________________________________________

56 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 57


ALLIANCEBERNSTEIN UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACBVIUIFAR1105


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related     Tax
                                             Fees          Fees          Fees
                                           ---------   -------------   --------
                                   2004    $35,000        $1,560       $16,900
                                   2005    $42,000        $2,680       $18,075

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                                      Total Amount of
                                                                                   Foregoing Column Pre-
                                                                                   approved by the Audit
                                                        All Fees for                     Committee
                                                     Non-Audit Services           (Portion Comprised of
                                                       Provided to the              Audit Related Fees)
                                                   Portfolio, the Adviser          (Portion Comprised of
                                                   and Service Affiliates                 Tax Fees)
-------------------------------------------------------------------------------------------------------------

                                        2004               $763,562                   [$18,460]
                                                                                       ($1,560)
                                                                                      ($16,900)
                                        2005             $1,137,144                   [$20,755]
                                                                                       ($2,680)
                                                                                      ($18,075)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
----------      ----------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Utility Income Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: January 27, 2006